UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: November 10, 2004


                          Commission File Number 0-5680


                                BURKE MILLS, INC.
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                    IRS EMPLOYER IDENTIFICATION (56-0506342)
                                 NORTH CAROLINA
            ---------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)


                            191 Sterling Street, N.W.
                          Valdese, North Carolina 28690
            ---------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (828) 874-6341
            ---------------------------------------------------------
              (Registrant's telephone number, including area code)


                                   No Changes
            ---------------------------------------------------------
             (Former name, former address and former fiscal year, if
                           changed since last report)



Item 5.  Other Events
---------------------

The information set forth in the Registrant's news release dated November 10, 2004 is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits
------------------------------------------
(c)      Exhibits

(99)  The News Release

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


                                  SIGNATURES
                                  -----------

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       BURKE MILLS, INC.

                                       By: /s/Thomas I. Nail
 Date: November 10, 2004               -----------------------
                                       Thomas I. Nail
                                       President and COO
                                      (Principal Financial Officer)



                                  EXHIBIT INDEX

Exhibit No.     Description
-----------     ------------

(99)            The News Release



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

(EX-99)
FOR IMMEDIATE RELEASE: November 10, 2004

                   BURKE MILLS ANNOUNCES THIRD QUARTER RESULTS

Burke Mills, Inc. (OTC Bulletin Board) of Valdese, North Carolina, reports operating results for the thirteen weeks and thirty-nine weeks ended October 2, 2004.

Net sales for the third quarter of 2004 decreased by 5.7% to $6,162,000 compared to $6,537,000 for the third quarter of 2003. For the third quarter the Company experienced a net loss of $299,000 compared to a net loss in 2003 of $182,000. This resulted in a loss per share of ($.11) versus a loss of ($.07) in 2003.

Net sales for the first nine months of 2004 increased by 2.6% to $19,473,000 compared to $18,986,000 for the nine months of 2003. For the nine months, the Company experienced a loss of $990,000 compared to a loss for nine months of 2003 of $601,000. This resulted in loss per share of ($.36) versus loss of ($.22) in 2003.


                       CONDENSED STATEMENTS OF OPERATIONS
                        AND RETAINED EARNINGS(Unaudited)

                             Thirteen Weeks Ended    Thirty-Nine Weeks Ended
                             ----------------------  -----------------------
                              Oct. 2      Sept. 27     Oct. 2      Sept. 27
                               2004         2003        2004         2003
                             -------     --------     --------     --------
Net Sales                   $6,162,105  $6,536,838  $19,472,684  $18,986,354
---------
Costs and Expenses
  Cost of Sales              6,118,987   6,195,712   18,815,595   18,114,149
                            ----------- -----------   ----------  ----------
  Gross profit                  43,118     341,126      657,089      872,205

  Selling, General and
    Administrative Expenses    532,202     516,387    1,725,109    1,758,755
    Loss on disposal of
      property                    -0-          -0-       (4,023)      (7,906)
                           -----------  -----------  -----------  -----------
Operating Loss                (489,084)   (175,261)  (1,063,997)    (894,456)
                           -----------  -----------  -----------  -----------
Other Income (Expense)
  Interest Expense                (303)    (17,994)      (1,045)     (79,670)
  Interest Income                  339       5,558          806       22,426
  Other, net                        30      17,155        9,909       50,839
                               -------      -------     -------      -------
 Total Other Income (Expense)       66       4,719        9,670       (6,405)
                               -------      -------     -------       -------
Loss before Benefit of Income
  Taxes & Equity in Earnings/
  (Loss) of Affiliate          (489,018)  (170,542)  (1,054,327)    (900,861)

Income Tax Benefit              (99,000)    (1,824)    (271,000)    (343,883)
                              ---------- ----------  -----------  -----------
Loss before Equity in Net
  Earnings/(Loss)of Affiliate  (390,018)  (168,718)    (783,327)    (556,978)

Equity in Net Earnings/
   (Loss) of Affiliate           91,288    (13,445)    (206,892)     (43,822)
                              ----------  ----------   -----------  ---------
Net Loss                       (298,730)  (182,163)    (990,219)    (600,800)

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Retained Earnings at Beginning
   of Period                  4,971,350  7,748,335    5,662,839    8,166,972
                              ---------  ---------   -----------  ----------
Retained Earnings at End
   of Period                 $4,672,620 $7,566,172   $4,672,620   $7,566,172
                             ========== ==========   ==========   ==========
Basic and Diluted
Loss Per Share               $   (0.11) $    (0.07)  $   (0.36)   $    (0.22)
                             ==========  ==========  ==========   ===========
Dividends Per Share of
   Common Stock                 None         None          None         None
                             ==========   ==========    ==========   ==========
Weighted Average Common
  Shares Outstanding          2,741,168    2,741,168    2,741,168    2,741,168
                             ==========   ==========   ==========   ==========


                            CONDENSED BALANCE SHEETS

                                                October 2       January 3
                                                  2004              2004
                                               (Unaudited)      ----------
                                                --------
ASSETS
Current Assets
  Cash and cash equivalents                  $    90,641       $   147,062
  Accounts receivable                          3,816,583         2,365,284
  Inventories                                  1,949,403         1,880,477
  Prepaid expenses and other current assets      109,772            52,633
                                              ----------        ----------
Total Current Assets                           5,966,399         4,445,456
                                              ==========        ==========

Equity Investment in Affiliate                   196,300           553,180
                                               ---------        ----------

Property, plant & equipment - at cost         30,533,608        30,513,251
  Less: accumulated depreciation              23,771,201        22,450,432
                                              ----------        ----------
       Property, Plant and Equipment- Net      6,762,407         8,062,819
                                              ----------        ----------
Other Assets
  Deferred income taxes                           72,000            60,000
  Other                                           16,575            16,575
                                              ----------        ----------
                                                  88,575            76,575
                                              ----------        ----------
Total Assets                                 $13,013,681       $13,138,030
                                             ============      ===========

                      LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities
  Short-term debt revolving bank line        $       -0-        $ 141,514
  Accounts payable                             1,970,548          871,695
  Accrued salaries and wages                     178,854           54,050
  Other liabilities and accrued expenses         156,139          113,412
                                              ----------       ----------
        Total Current Liabilities              2,305,541        1,180,671

Deferred Income Taxes                          1,115,000        1,374,000
                                              ----------       ----------
Total Liabilities                              3,420,541        2,554,671
                                              ----------       ----------
Commitments

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Shareholders' Equity
  Common stock, no par value
     (stated value, $.66)
     Authorized - 5,000,000 shares
     Issued and outstanding:
        2,741,168 shares                       1,809,171        1,809,171
  Paid-in capital                              3,111,349        3,111,349
  Retained earnings                            4,672,620        5,662,839
                                              ----------       ----------
         Total Shareholders' Equity            9,593,140       10,583,359
                                              ----------       ----------
Total Liabilities & Shareholder's Equity     $13,013,681      $13,138,030
                                             ===========      ===========


Burke Mills, Inc., is a processor of dyed,  twisted,  and textured yarns for the
automotive,   home  and  contract  upholstery   markets.   The  Company  employs
approximately 165 people.


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